EXHIBIT 10.17 - FACILITIES LEASE


                                 MARINA VILLAGE
                          INDUSTRIAL GROSS OFFICE LEASE
                             BASIC LEASE INFORMATION

Date:        September 1, 1996

Landlord:    ALAMEDA REAL ESTATE INVESTMENTS,
             a California limited partnership

Tenant:      INSITE VISION INCORPORATED,                         Lease Reference
             a Delaware corporation

Premises and Building:   Approximately 18,869 rentable square feet (rsf) in 965 Atlantic       Paragraph 1
                         Avenue and approximately 10,533 rsf in 2020 Challenger Drive,
                         Alameda, California

Term Commencement:         January 1, 1997                                                       Paragraph 2

Term Expiration:           December 31, 2001                                                     Paragraph 2

Base Rent:                                                                                       Paragraph 3(a)

                                   965 Atlantic Avenue           2020 Challenger Dr.             Total

         1/1/97-12/31/97           $24,661.78/month              $13,471.71/month                $38,133.49
         1/1/98-12/31/98           $25,416.54/month              $13,893.03/month                $39,309.57
         1/1/99-12/31/99           $26,171.30/month              $14,314.35/month                $40,485.65
         1/1/00-12/31/00           $26,926.06/month              $14,735.67/month                $41,661.73
         1/1/01-12/31/06           $27,680.82/month              $15,156.99/month                $42,837.81

Tenant's Percentage Share:          965 Atlantic Premises - 18,869 rsf ) 23,911 rsf = 78.91%     Paragraph 4(a)
                                    2020 Challenger Premises - 10,533 rsf ) 20,254 rsf = 31.54%

Base Year:        1997                                                                           Paragraph 4(a)

Use:              Research, development and light manufacturing with ancillary office.           Paragraph 6

Security Deposit: None required.                                                                 Paragraph 15

Tenant's Address for Notices                INSITE VISION INCORPORATED                           Paragraph 19
                                            965 Atlantic Avenue
                                            Alameda, California  94501

Landlord's Address for Notices                                                                   Paragraph 19

Alameda Real Estate Investments                               With a Copy To:
c/o Vintage Properties                                        Marina Village
314 Lytton Avenue                                             1150 Marina Village Parkway
Palo Alto, CA  94301                                          Suite 100
Attn:  Joseph R. Seiger                                       Alameda, CA  94501
                                                              Attn:  Property Manager

Exhibit(s) and Addendum(s):                                                                      Paragraph 22









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


Exhibit A:  Diagram of leased Premises
Addendum

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT:                                  LANDLORD:

INSITE VISION INCORPORATED,              ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation                   a California limited partnership

                                         By: Vintage Alameda Investments, LP, a
                                             California Limited partnership,
                                             Operating General Partner

                                         By: Vintage Properties - Alameda
                                             Commercial, a California
                                             corporation, Managing General
                                             Partner


By:   /s/ Michael D. Baer                By: /s/ Joseph R. Seiger
   -----------------------------            -----------------------------


Its:  Vice President                     Its: President
    ----------------------------             ----------------------------






                                 MARINA VILLAGE
                                INDUSTRIAL GROSS
                                   OFFICE TECH
                                      LEASE


THIS LEASE, dated as of September 1, 1996, for purposes of reference only, is made and entered into by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant").

         WITNESSETH

1. Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the term of this Lease and at the rental and upon the conditions set forth below, the premises described in the Basic Lease Information and identified on the diagram attached hereto as Exhibit A. Landlord and Tenant agree that the amount of rentable square feet as set forth in the Basic Lease Information, shall be binding and conclusive for all purposes of this Lease. Subject to any obligations of Landlord as set forth below relating to improvement of the premises, Tenant shall accept the premises in its "as-is" condition at the commencement of the term. The premises are located within the building (the "Building") commonly known as described in the Basic Lease Information.

2.       Term.

         a. The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall






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

         Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions in any agreement with Landlord related to the initial improvement of the premises, rental shall be waived for the period between commencement of the term and the time when Landlord can deliver possession. If, for any reason beyond Landlord's reasonable control, Landlord is unable to obtain necessary governmental approvals to complete and deliver possession of the premises to Tenant, then Landlord may, upon notice to Tenant, terminate this Lease and both parties shall be relieved of any and all obligations hereunder.

         b. Subject to a mutually agreed upon time frame, Landlord shall coordinate and pay the costs of recarpeting and repainting Tenant's 965 Atlantic premises and provide turnkey improvements with Tenant's 2020 Challenger premises; provided, however Landlord's maximum expenditure towards such improvements shall be $3.00 per rsf of Tenant leased premises, or $88,206.00. Additionally, Landlord agrees to reimburse Tenant's leasing consultant, CB Commercial, $2.00 per rsf of Tenant's leased premises, or $58,804.00 within 15 days of term commencement under the Lease.


3.       Rent.

         a. Tenant shall pay to Landlord as rental the amount specified in the Basic Lease Information as the Base Rent, payable in advance on the commencement of the term and on or before the first day of each and every successive calendar month during the term. If the term commences on other than the first day of a calendar month, the first payment of rent shall be appropriately prorated on the basis of a 30-day month. The anniversary date for rental increases as set forth in the Basic Lease Information shall be the first calendar day of the month in which the Lease term commenced. If the last day of the term falls on a date other than the last day of the month, then the term shall be extended so that the last day of the term shall be the last calendar day of the month in which the term would otherwise end.

         b. Tenant shall pay, as additional rent, all amounts of money required to be paid to Landlord by Tenant under this lease in addition to monthly rent, whether or not the same be designated "additional rent." If such amounts are not paid at the time provided in this Lease, they shall nevertheless be collectable as additional rent with the next installment of monthly rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.

                             [SEE ADDENDUM TO LEASE]

         c. Tenant hereby acknowledges that late payment by the Tenant to Landlord of rent and other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the premises. Accordingly, if any installments of rent or any other sums due from Tenant shall not be received by Landlord when due, then Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                             [SEE ADDENDUM TO LEASE]

         d. Any amount due to Landlord, if not paid when due, shall bear interest from the date due until the date paid at the rate of ten percent (10%) per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

         e. All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate in writing to Tenant.

4.       Taxes and Operating Expenses.

                             [SEE ADDENDUM TO LEASE]

         a. For each calendar year during the term after the year specified in the Basic Lease Information as the Base Year, Tenant shall pay its percentage share, as specified in the Basic Lease Information, of the increase in Property Taxes over

         Base Property Taxes and its percentage share of the increase in Operating Expenses for such calendar year over Base Operating Expenses. For the purposes hereof, "Property Taxes" shall mean all real property taxes and assessments or governmentally imposed fees or charges (and any tax levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed or which have become a lien against the Building (which for the purposes of defining "Property Taxes" shall include the land underlying the Building), and "Operating Expenses" shall mean: (1) all costs of management, operation, maintenance, and repair of the Building, (2) the cost of all insurance maintained by Landlord with respect to the Building and (3) the share allocable to the Building of dues and assessments payable under any reciprocal easement or common area maintenance agreements or declaration or by any owners' associations affecting the Building. "Base Property Taxes" shall mean those Property Taxes payable during the fiscal year ending in June of the Base Year and "Base Operating Expenses" shall mean Operating Expenses incurred by Landlord during the Base Year. Operating Expenses for both the Base Year and each subsequent calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been 100% occupied.

         b. In the event the Building is not separately assessed for tax purposes, then the Property Taxes to be paid by Tenant shall be Tenant's percentage share of the product obtained by multiplying the total of the real property taxes and assessments levied against the tax parcel of which the Building is a part by a fraction, the numerator of which is the rentable area of the Building and the denominator of which is total rentable area of all improvements located within the tax parcel of which the Building is a part.

         c. Tenant shall pay to Landlord each month at the same time and in the same manner as monthly rent 1/12th of Landlord's estimate of the increase in Property Taxes and Operating Expenses from Base Property Taxes and Base Operating Expenses from the then current calendar year. Within 90 days after the close of each calendar year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of actual Property Taxes and Operating Expenses for such calendar year. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall refund such excess to Tenant within 30 days of delivery of such statement. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement. The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Property Taxes and Operating Expenses for the last year of the term shall survive the termination of the Lease.

5. Other Taxes. Tenant shall pay or reimburse Landlord for any taxes upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the premises or leasehold improvements made in or to the premises at Tenant's expense; for any taxes, if any, measured by or reasonably attributable to Tenant Improvements paid for by Landlord or Tenant in excess of $30.00 per square foot; for any taxes, assessments, fees, or charges imposed by any public authority or private community maintenance association upon or by reason of the development, possession, use or occupancy of the premises or the parking facilities used by Tenant in connection with the premises; and for any gross receipts tax imposed with respect to the rental payable hereunder.

                             [SEE ADDENDUM TO LEASE]

6.       Use.

         a. The premises shall be used and occupied by Tenant solely for the use set forth in the Basic Lease Information. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term regulating Tenant's activities or the use by Tenant of the premises. Tenant shall not use or permit the use of the premises in any manner that will tend to create waste or a nuisance, or which shall tend unreasonably to disturb other tenants of the Building or adjacent buildings, nor shall Tenant place or maintain any signs on or visible from the exterior of the premises without Landlord's written consent, or use any corridors, sidewalks, or other areas outside of the premises for storage or any purpose other than access to the premises. Except as provided in paragraph 6(b) below, Tenant shall not use, keep, or permit to be used or kept on the premises any foul or noxious gas or substance, nor shall Tenant do or permit to be done anything in and about the premises, either in connection with activities hereunder expressly permitted or otherwise, which would cause a cancellation of any policy of insurance (including fire insurance) maintained by Landlord in connection with the premises or the Building or which would violate the terms of any covenants, conditions, or restrictions affecting the Building or the land on which it is located.

         b. Tenant shall not cause, or allow anyone else to cause, any hazardous, toxic, or radioactive materials (collectively "Hazardous Materials") to be used, generated, stored, or disposed of on or about the premises or the Building without the prior written consent of Landlord, which consent may be withheld in the sole discretion of Landlord and which consent may be revoked at any time. Tenant shall strictly comply with all statutes, laws, ordinances, rules, regulations, and





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


         precautions now or hereafter mandated or advised by any federal, state, local or other governmental agency with respect to the use, generation, storage, or disposal of Hazardous Materials. As herein used, Hazardous Materials shall include, but not be limited to, those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time, and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," or other similar designations in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq. and any other governmental statutes, laws, ordinances, rules, regulations, precautions.

7.       Utilities.

         a. Tenant shall pay for all water, sewer, gas, electricity, heat, cooling, energy, telephone, refuse collection, alarm monitoring services, and other utility-type services furnished to Tenant or the premises, together with all related installation or connection charges or deposits. Wherever it is practical to do so such services shall be separately metered or charged to Tenant by the provider thereof and paid for directly by Tenant. To the extent any of the foregoing services are provided by Landlord, Tenant shall reimburse Landlord for all actual out-of-pocket costs incurred by Landlord in connection with the provision of such services as billed by the provider thereof based on Landlord's reasonable estimate of the level of Tenant's use or consumption of such services. Landlord shall bill Tenant for such services as incurred and payment shall be made by Tenant within ten
         (10) days after submittal of Landlord's statement.

                             [SEE ADDENDUM TO LEASE]

         b. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting therefrom, and there shall not be any rent abatement, by reason of any interruption or curtailment whatsoever in utility services which is due to fire, accident, strike, governmental authority, act of God or other causes beyond the reasonable control of Landlord or any temporary interruption in such services which is necessary to the making of alterations, repairs or improvements to the Buildings or any part of it.

8.       Maintenance, Repairs and Alterations.

                             [SEE ADDENDUM TO LEASE]

         a. Subject to the provisions of paragraph 10 below, and except for damages caused by Tenant, its agents or invitees, Landlord shall keep in good condition and repair the foundations and exterior walls and roof of the Building and all common areas within the Building not leased to tenants. Tenant expressly waives the benefits of any statute which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the premises or the Building in good order, condition, and repair.

                             [SEE ADDENDUM TO LEASE]

         b. Tenant shall, at Tenant's expense, maintain the interior portion of the premises (including, but not limited to, all plumbing and electrical connections, outlets and light bulbs) in good condition and repair. If Tenant fails to do so, Landlord may, but shall not be required to, enter the premises and put them in the same condition as upon the commencement of the Lease term, and Landlord's out-of-pocket costs thereof shall automatically become due and payable as additional rent. Tenant shall be responsible for the provision, at its own expense, of appropriate janitorial service for the premises. Tenant shall also cause to be maintained, at its expense and in good operating condition and repair, all heat, ventilating, and air conditioning equipment installed in the premises. If Landlord so elects, Tenant shall retain the services of Landlord or a maintenance company retained by it to perform maintenance of Tenant's heating, ventilating and air conditioning equipment and shall reimburse Landlord for the cost thereof upon demand. At the expiration of the term Tenant shall deliver up possession of the premises in good condition and repair, only ordinary wear and tear excepted.

                             [SEE ADDENDUM TO LEASE]

         c. Tenant shall not, without Landlord's prior consent, make any alterations, improvements, or additions in or about the premises. In requesting Landlord's consent, Tenant shall submit to Landlord complete drawings and specifications describing such work and the identify of the proposed contractor. As a condition to giving such consent, Landlord may, among other things, require that Tenant remove any such alterations, improvements or additions at the expiration of the term, and restore the premises to their prior condition. Before commencing any work relating to alterations, additions, or improvements affecting the premises, Tenant shall notify landlord of the expected date of commencement thereof and of the anticipated cost thereof, and shall furnish such information as shall reasonably be requested by Landlord substantiating







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



         Tenant's ability to pay for such work. Landlord shall then have the right at any time and from time to time to post and maintain on the premises such notices as Landlord reasonably deems necessary to protect the premises and Landlord from mechanics' liens or any other liens. In any event, Tenant shall pay when due all claims for labor or materials furnished to or for Tenant at or for use in the premises. Tenant shall not permit any mechanics' liens to be levied against the premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the premises by or at the direction of Tenant. All alterations, improvements, or additions in or about the premises performed by or on behalf of Tenant shall be done in a first-class, workmanlike manner, shall not unreasonably lessen the value of the leasehold improvements in the premises, and shall be completed in compliance with all applicable laws, ordinances, regulations, and orders of any governmental authority having jurisdiction thereover, as well as the requirements of insurers of the premises and the Building. Upon Landlord's request, Tenant shall remove any contractor, subcontractor, or material supplier from the premises and the Building if the work or presence of such person or entity results in labor disputes in or about the Building or the Marina Village Project, or damage to the premises, Building or Project. Unless Landlord requires their removal as set forth above, all alterations, improvements or additions which may be made on the premises shall become the property of Landlord and remain upon and be surrendered with the premises at the expiration of the term; provided, however, that Tenant's machinery, equipment and trade fixtures, other than any which may be affixed to the premises so that they cannot be removed without material damage to the premises, shall remain the property of Tenant and may be removed by Tenant provided further Tenant shall be responsible for repairing all damage to the premises caused by such removal.

9.       Insurance and Indemnity.

                             [SEE ADDENDUM TO LEASE]

         a. Tenant shall obtain and maintain during the term of this Lease comprehensive general liability insurance with combined single limit for personal injury and property damage in a form and with carriers acceptable to Landlord in an amount not less than $1,000,000, and employer's liability and workers' compensation insurance as required by law. Tenant's comprehensive general liability insurance policy shall be endorsed to provide that (i) it may not be canceled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Landlord, (ii) Landlord is named as additional insured, (iii) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to subparagraph
         (b) below, and (iv) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the opinion of Landlord's insurance adviser, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased. Prior to the commencement of the term, Tenant shall deliver to Landlord a duplicate of such policy or a certificate thereof to Landlord for retention by it, with endorsements, and at least 30 days prior to the expiration of such policy of any renewal thereof, Tenant shall deliver to Landlord a replacement or renewal binder, followed by duplicate policy or certificate within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certified as herein required, Landlord may, at its election, without notice to Tenant and without any obligation to do so, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

         b. Landlord hereby waives all claims against Tenant, and Tenant's officers, directors, partners, employees, agents and representatives for loss or damage to the extent that such loss or damage is insured against under any valid and collectible insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy, and Tenant waives all claims against Landlord including Landlord's officers, directors, partners, employees, agents, and representatives for loss or damage to the extent such loss or damage is insured against under any valid and collective insurance policy insuring Tenant or required to be maintained by Tenant under this Lease, or would have been insured against but for any deductible amount under any such policy.

                             [SEE ADDENDUM TO LEASE]

         c. As this Lease does not involve the public interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, upon or about the premises or the Building arising at any time and from any cause. Tenant shall hold Landlord harmless from and defend Landlord against all claims (except such as arises from the sole negligence or willful misconduct of Landlord, its agents, employees or contractors)
         (i) for damage to any property or injury to or death of any person arising from the use of the premises by Tenant, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents, or contractors in, upon or about those portions of the Building other than the premises. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph 9 shall survive the termination of this Lease with respect to any damage, injury, or death occurring prior to such termination.

                             [SEE ADDENDUM TO LEASE]

10.      Damage or Destruction.

         a. If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is wholly covered by insurance, Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect the work of repair cannot be completed in 90 days Landlord may at its election terminate the Lease by notice given to Tenant.

                             [SEE ADDENDUM TO LEASE]

         b. If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is not wholly covered by insurance, Landlord may at its election by notice given to Tenant restore the premises or terminate this Lease.

         c. In case of destruction or damage which materially interferes with Tenant's use of the premises, if this Lease is not terminated as above provided, rent shall be abated during the period required for the work of repair based upon the degrees of interference with Tenant's use of the premises. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the premises or any work of repair undertaken as herein provided. Tenant expressly waives the provisions of Sections 1932 and 1933(4) of the California Civil Code.

                             [SEE ADDENDUM TO LEASE]

11. Eminent Domain. If all or any part of the premises shall be taken as a result of the exercise of power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the premises by notice to the other within thirty (30) days after such date if the portion of the premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the premises for Tenant's purposes. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced on a square footage basis.

12.      Assignment and Subletting

         a. Tenant shall not assign this Lease or any interest herein or sublet the premises or any part thereof without the prior consent of Landlord, which consent shall not be unreasonably withheld; Tenant shall not hypothecate this Lease or any interest herein or permit the use of the premises by any party other than Tenant without the prior consent of Landlord, which consent may be withheld by Landlord in its absolute discretion. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, current financial statements of any proposed assignee or sublessee and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein.

         b. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

         (1) if the proposed assignee or sublessee is a governmental agency;

         (2) if, in Landlord's reasonable judgment, the use of the premises by the proposed assignee or sublessee would entail any alterations which would lessen the value of the leasehold improvements in the premises, or would require increased services by Landlord;

                             [SEE ADDENDUM TO LEASE]

         (3) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

                             [SEE ADDENDUM TO LEASE]

         (4) in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into more than two subparcels, would create a subparcel of a configuration that is not suitable for normal leasing purposes, or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises; or

         (5) if, at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under the Lease or would be in default under the Lease but for the pendency of any grace or cure period under paragraph 13 below.

         c. If at any time or from time to time during the term of this Lease Tenant desires to sublet all or any part of the premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet. Landlord shall have the option, exercisable by notice given to Tenant within 20 days after Tenant's notice is given, either to sublet from Tenant such space at the rental and other terms set forth in Tenant's notice, or, if the proposed subletting is for the entire premises for a sublet term ending within the last year of the term of this Lease, to terminate this Lease. If Landlord does not exercise such option, Tenant shall be free to sublet such space to any third party on the same terms set forth in the notice given to Landlord, subject to obtaining Landlord's prior consent as hereinabove provided.

         d. As used in this paragraph 12, the term "assign" or "assignment" shall include, without limitation, any sale, transfer, or other disposition of all or any position of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise including any of the following:

                             [SEE ADDENDUM TO LEASE]

         (1) If Tenant is a corporation: (i) any dissolution, merger, consolidation, or other reorganization of Tenant or (ii) a sale of more than 50% of the value of the assets of Tenant or
                  (iii) if Tenant is a corporation with fewer than 500 shareholders, sale or other transfer of a controlling percentage of the capital stock of Tenant. The phrase "controlling percentage" means the ownership of, and the right to vote, stocks possessing at least 50% of the total combined voting power of all classes of Tenant's stock issues, outstanding and permitted to vote for the election of directors;

         (2) If Tenant is a trust the transfer of more than 50% of the beneficial interest of Tenant, or the dissolution of the trust;

         (3) If Tenant is a partnership or joint venture, the withdrawal, or the transfer of the interest of any general partner or joint venturer or the dissolution of the partnership or joint venture;

         (4) If Tenant is composed of tenants-in-common, the transfer of interest of any cotenants or the partition or dissolution of the cotenancy.

         e. No sublessee (other than Landlord if it exercises its option pursuant to subparagraph (c) above) shall have a right further to sublet, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease.

                             [SEE ADDENDUM TO LEASE]

         f. In the case of an assignment, one half of all sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant, and the cost of any real estate commissions incurred in connection with such assignment. In the event such consideration is received by Tenant in installments, the portion of each installment to be paid to Landlord shall be determined by multiplying the installment by a fraction, the numerator of which is the total amount of the foregoing permitted deductions and the denominator of which is the total consideration receivable by Tenant as a result of such assignment.

                             [SEE ADDENDUM TO LEASE]

         g. In the case of a subletting, one half of all sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (i) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, (ii) the cost of leasehold improvements made to the sublet portion of the premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (iii) the cost of any real estate commissions incurred in connection with such subletting, amortized over the term of the sublease.

         h. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation nor alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

         i. In the event Tenant shall assign or sublet the premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.

                             [SEE ADDENDUM TO LEASE]

13.      Default by Tenant.

         a. The following events shall constitute events of default under this Lease:

                             [SEE ADDENDUM TO LEASE]

         (1) a default by Tenant in the payment of any rent or other sum payable hereunder for a period of 3 days after the same is due;

         (2) a default by Tenant in the performance of any of the other terms, covenants, agreements, or conditions contained herein and, if the default is curable, the continuation of such default for a period of 10 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 10 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation one or more times in any twelve-month period and notice of such default has been given by Landlord in each instance, no cure period shall thereafter be applicable hereunder;

         (3) the bankruptcy or insolvency of Tenant, any transfer by Tenant in fraud of creditors, assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter; the appointment of a receiver for a substantial part of the assets of Tenant; or the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution; and

         (4)      the abandonment of the premises.

         b. Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

         (1) Landlord shall have the right, so long as default continues, to give the notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

         (2) In the event of any such termination of this Lease, Landlord may then or any time thereafter, reenter the premises and remove therefrom all persons and property and again repossess and enjoy the premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

         (3) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation,
                  (i) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (ii) all reasonable legal expenses and other related costs incurred by Landlord following Tenant's default, (iii) all costs incurred by Landlord in restoring the premises to good order and condition, or in remodeling, renovating or otherwise preparing the premises for reletting, and (iv) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the premises.

         (4) For the purpose of determining the unpaid rent in the event of a termination of this Lease, or the rent due hereunder in the event of a reletting of the premises, the monthly rent reserved in this Lease shall be deemed to be the sum of the rental due under paragraph 3 above and the amounts last payable by Tenant pursuant to paragraph 4 above.

         (5) After terminating this Lease, Landlord may remove any and all personal property located in the premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant.

         c. Even though Tenant has breached this Lease and abandoned the premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rental as it becomes due under this Lease. Acts of maintenance or preservation, efforts to relet the premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, shall not constitute a termination of Tenant's right to possession.

         d. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

                             [SEE ADDENDUM TO LEASE]

14. Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord hereunder within a reasonable time, but in no event later than 30 days after notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30 day period and thereafter diligently prosecutes the same to completion.

15. Security Deposit. On execution of this Lease Tenant shall deposit with Landlord the sum specified in the Basic Lease Information (the "Deposit"). The Deposit shall be held by Landlord as security for the performance by Tenant of all of the provisions of this Lease. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this Lease, Landlord may use, apply, or retain all or any portion of the Deposit for the payment of any rent or other charge in default, or the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, then within 10 days after demand therefor Tenant shall Deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest for its use, or Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the premises. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

16.      Estoppel Certificate.

         a. Tenant shall at any time upon not more than 10 days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement certifying (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) (ii) the date to which the rent, security deposit, and other sums payable hereunder have been paid, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed, and
         (iv) such other matters as may reasonably be requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building.

                             [SEE ADDENDUM TO LEASE]

         b. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant, (i) that this lease is in full force and effect, without modification except as may be represented by Landlord,
         (ii) that there are no uncured defaults in Landlord's performance, and
         (iii) that not more than one month's rent has been paid in advance.

         c. If the Landlord desires to finance or refinance the Building, Tenant agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Tenant in confidence and shall be used for the purposes herein set forth.

17. Subordination. This Lease, at Landlord's option, shall subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. If any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchase at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; if any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, or to evidence such attornment.

                             [SEE ADDENDUM TO LEASE]

18. Attorneys' Fees. If, as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of any attorney in order to secure compliance with such provisions or recovered damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord for any and all attorneys' fees and expenses in such amount as the court may adjudge reasonable, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant will be entitled to recover any and all attorneys' fees and expenses in such amount as the court may adjudge reasonable.

19. Non-Discrimination. Tenant covenants for itself, its heirs, executors, administrators, and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon it subject to the condition that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the premises herein leased nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, subtenants, or vendees in the premises.

20. Notices. All notices, consents, demands, and other communications from one party to the other given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a written notice to Landlord; or, to Landlord at the address specified in the Basic Lease Information, or to such other place and with such other copies as Landlord may from time to time designate in a written notice to Tenant.

21.      General Provisions

         a. This Lease shall be governed by and construed in accordance with the laws of the state of California.

         b. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         c. This Lease contains all agreements of the parties with respect to any matter mentioned herein and only may be modified in writing, signed by the parties.

         d. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                             [SEE ADDENDUM TO LEASE]

         e. If Tenant remains in possession of the premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of two times the last month's rental during the term, plus all other charges payable hereunder, and upon all of the terms hereof.

         f. Subject to the provisions of this Lease restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors, and assigns.

                             [SEE ADDENDUM TO LEASE]

         g. Landlord and Landlord's agents shall have the right to enter the premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, tenants, lenders and other interested parties, and making such alterations, repairs, improvements, or additions to the premises or to the Building as Landlord may deem necessary or desirable. Landlord may at any time during the last 120 days of the term place on or about the premises any ordinary "For Lease" sign.

         h. Tenant shall not conduct any auction at the premises without Landlord's prior consent.

         i. The voluntary or other surrender of this Lease by Tenant, the mutual cancellation thereof or the termination of this Lease by Landlord as a result of Tenant's default shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

                             [SEE ADDENDUM TO LEASE]

         j. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors and that this Lease is binding upon the corporation in accordance with its terms.

         k. The term "Landlord" as used herein means the then owner of the Building and in the event of a sale of the Building the selling owner shall be automatically relieved of all obligations of Landlord hereunder, except for acts or omissions of Landlord theretofore occurring.

         l.       The term "day" as used herein means a calendar day.

         m. The obligations of Landlord under this Lease do not constitute personal obligations of the partners, directors, officers, shareholders, or trustees of Landlord, Tenant shall look solely to Landlord and its assets for the realization of any claims against Landlord and not to the assets of any of the partners of Landlord, and Tenant expressly waives any and all right to proceed against any of its partners or the officers, directors, trustees, shareholders, agents, or employees of any of such partners, except to the extent of their interest in Landlord.

         n. On request by Landlord, Tenant shall furnish Landlord with satisfactory evidence of payment of Tenant's business personal property taxes pertaining to the premises and deliver copies of such business personal property tax bills to Landlord.

22. Exhibits. The exhibits and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below.

TENANT:                                 LANDLORD:

INSITE VISION INCORPORATED,             ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation                  a California limited partnership

                                        By:  Vintage Alameda Investments, LP, a
                                             California Limited partnership,
                                             Operating General Partner

                                        By:  Vintage Properties - Alameda
                                             Commercial, a California
                                             corporation, Managing General
                                             Partner


By:      /s/ Michael D. Baer            By:      /s/ Joseph R. Seiger
   -------------------------------         -------------------------------


Title:   Vice President                 Title:   President
      ----------------------------            -----------------------------


Date of Execution                       Date of Execution
by Tenant:    11 Sept. 1996             by Tenant:    9/20/96
          ------------------------                -------------------------

                                    ADDENDUM
                                       TO
                        MARINA VILLAGE OFFICE TECH LEASE


                  This Addendum to Marina Village Lease shall constitute part of that certain Marina Village Office Tech Lease dated as of September 1, 1996 (the "Lease") by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant"), for leased premises in 965 Atlantic Avenue and 2020 Challenger Drive, Alameda, California and the terms hereof shall for all purposes be considered part of the Lease and supersede any provisions of the Lease to the contrary.

1. Amendment of Paragraph 3. The last sentence of Paragraph 3(c) of the Lease is hereby amended to read as follows:

         Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder subject to Tenant's right to cure as provided herein.

         The first sentence of Paragraph 3(d) of the Lease is hereby amended to read as follows:

         (d) Any amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the rate of 10% per annum, provided interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

2. Amendment of Paragraph 4. The following language is hereby added to the end of Paragraph 4(a) of the Lease is to read as follows:

         Tenant's Share of Property Taxes and Operating Expenses shall not include the following: (i) any state, local, federal, personal or corporate income tax measured by the income of Landlord from all sources or from sources other than rent alone; (ii) any estate or inheritance taxes, any franchise, succession, or transfer taxes, or any interest on taxes or any penalties resulting from Landlord's failure to pay taxes of any kind; (iii) taxes that are separately assessed by government agencies to, and paid by, other tenants of the Building for taxes attributable to tenant improvements or other alterations, additions or improvements made by or for other tenants in the Building;
         (iv) any increase in excess of a 12% increase in the total of Property Taxes and Assessment Bonds (net of any tax increments received by Landlord) which increase results from a sale of the Building; (v) Landlord's general overhead expenses not related to the Building; (vi) brokerage commissions, legal fees, advertising costs and other related expenses incurred in connection with the leasing of the Building; (vii) repairs, alterations, additions, improvements, or replacements made to correct any defect in the design, materials or workmanship of the Building or common areas or to comply with any requirements of any governmental authority in effect as of the date of this Lease other than as may be required pursuant to Tenant's specific use; (viii) damage and repairs covered under any insurance policy carried by Landlord in connection with the Building; (ix) damage and repairs to the Building necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (x) structural repairs or replacements or any improvements, alterations or expenditures of a capital nature; (xi) damage and repairs attributable to condemnation, fire or other casualty; (xii) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (xiii) executive salaries of Landlord; (xiv) salaries of service personnel to the extent that such service personnel perform services not solely in connection with the management, operation, repair or maintenance of the Building or common areas; (xv) Landlord's general overhead expenses not related to the Building; (xvi) payments of principal or interest on any mortgage or other encumbrance including ground lease payments and points, commissions and legal fees associated with financing; (xvii) depreciation; (xviii) legal fees, accountants' fees and other expenses incurred in connection with disputes with Tenant or other tenants or occupants of the Building or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building or any part thereof; (xiv) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering space for other tenants in the building (xx) costs incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (xxi) the cost of any service provided to Tenant or other occupants of the Building for which Landlord is entitled to be reimbursed; (xxii) charitable or political contributions; (xxiii) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations; (xxiv) property management fees of any property management firm in excess of three percent (3%) of the gross revenues of the Building; (xxv) costs incurred in advertising and promotional activities for the Building; and (xxvi) any other expense which under generally accepted accounting principles and practice would not be considered a normal maintenance and operating expense.

         In addition, any taxes, assessments, levies or fees against the Building or underlying land shall be paid or amortized over the longest permissible period of time and Tenant shall pay the appropriate annual amount during such year, provided that Tenant shall not be required to pay any such amounts not accruing during the term hereof. Landlord shall not collect in excess of 100% of all Operating Expenses.

3. Amendment of Paragraph 6(a). The following sentence is added after the second sentence of Paragraph 6(a) to read as follows:

         Notwithstanding the foregoing, nothing herein shall be deemed to require Tenant to make any alterations required by law to the premises that are of a structural or capital nature unless such alterations are required by Tenant's specific use of the premises (as opposed to research and development uses generally) or required due to alterations voluntarily made to the premises by or on behalf of Tenant.

4. Amendment of Paragraph 7. The following language is hereby added to the end of Paragraph 7(b) of the Lease to read as follows:

         Except in case of an emergency, Landlord shall give Tenant a minimum of two days prior notice of any planned interruption of utilities contemplated by Landlord.

5. Amendment of Paragraph 8. The following two sentences hereby replace the first sentence of Paragraph 8(a) of the Lease to read as follows:

         (a) Subject to the provisions of Paragraph 10 below, and except for damage caused by Tenant or its agents or invitees, Landlord, at Landlord's expense, shall keep in good condition and repair the foundations, roof (excluding the cost of any additional roof maintenance due to roof penetrations resulting from Tenant's specific use, e.g. laboratory facilities in comparison to general office use, which shall be Tenant's responsibility), exterior walls of the Building and all common areas within the Building not leased to tenants. Subject to the provisions of Paragraph 10 below, Landlord shall keep in good condition and repair the landscaping, walks and parking areas associated with the Building and any costs resulting therefrom shall be reimbursed to Landlord by Tenant in accordance with Paragraph 4(c) of the Lease.

         The second sentence of Paragraph 8(b) of the Lease is hereby amended to read as follows:

         If Tenant fails to do so, within any applicable notice and cure period, Landlord may, but shall not be required to, enter the premises and put them in good condition, and Landlord's costs thereof shall automatically become due and payable as additional rent.

         The fifth sentence of Paragraph 8(b) of the Lease is hereby deleted in its entirety.

         The last sentence of Paragraph 8(b) of the Lease is hereby amended to read as follows:

         At the expiration of the term, Tenant shall deliver up possession of the premises in good condition and repair, excepting only ordinary wear and tear and damage caused by anyone or anything other than Tenant or Tenant's employees, agents or invitees.

         The first sentence in Paragraph 8(c) of the Lease is hereby amended to read as follows:

         As a condition giving such consent and at the time of the request, Landlord shall inform Tenant whether it is required to remove any such alterations, improvements or additions at the expiration of the term, and restore the premises to their prior condition.

         The following sentence is hereby added after the final sentence in Paragraph 8(c) of the Lease to read as follows:

         Notwithstanding the foregoing, Tenant shall have the right, without need for the written consent of (but with prior written notice to) Landlord, to make non-structural alterations to the premises that do not affect the Building systems and cost less than Twenty-Five Thousand Dollars ($25,000) to install, provided such alterations are otherwise made in compliance with the terms of this Paragraph 8(c).

         The last sentence of Paragraph 8(c) of the Lease is hereby amended to read as follows:

         Unless Landlord requires their removal, as set forth above, all alterations, improvements or additions that may be made on the premises shall become property of Landlord and remain upon and be surrendered with the premises at the expiration of the term; provided, however, that Tenant shall remove all machinery, equipment and trade fixtures installed by it and repair any and all damage to the premises and any machinery, equipment or trade fixtures remaining on the premises shall, at Landlord's option, become the property of the Landlord.

6. Amendment of Paragraph 9. The third sentence of Paragraph 9(a) of the Lease is hereby amended to read as follows:

         If, in the reasonable opinion of Landlord's insurance advisor, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased.

         The last sentence of Paragraph 9(a) of the Lease is hereby amended to read as follows:

         If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required, Landlord may, at its election and after 10 days' notice to Tenant, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

         The first sentence of Paragraph 9(c) of the Lease is hereby amended to read as follows:

         As this Lease does not involve the public interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, or upon or about the premises or the Building arising at any time and from any cause (except such as arise from the negligence or willful misconduct of Landlord, its agents, employees or contractors, and except as caused by a breach of Landlord's obligations hereunder).

         The following language is hereby added as new Paragraph 9(d) to read as follows:

         Landlord shall not be liable for any injury or damage which may be sustained to the person, equipment or property of Tenant, its employees, invitees or customers, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliance, plumbing, air conditioning or lighting fixtures located therein, whether the damage or injury results from conditions arising upon the premises or upon other portions of the Building, or from other sources.

7. Amendment of Paragraph 10. Paragraph 10(a) of the Lease is hereby amended to read as follows:

         (a) If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk that is wholly covered by insurance the proceeds of which are made available to Landlord, Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect, the work of repair cannot be completed in 180 days, or if the damage occurs within the last 2 years of the term and the repair work cannot be completed within 90 days, either Landlord or Tenant may elect to terminate the Lease by notice given to the other party.

         The following language is hereby added to the end of Paragraph 10(b) of the Lease to read as follows:

         Landlord must give Tenant notice as to whether or not Landlord will restore the premises within 30 days of the occurrence of such damage or destruction. If Landlord elects not to restore the premises, Tenant may elect to terminate the Lease by notice given to Landlord within 10 days of receiving Landlord's notice. Notwithstanding the foregoing, if in the opinion of Landlord's architect the work of repair cannot be completed in 180 days, or if the damage occurs within the last two years of the Lease term and the repair work cannot be completed within 90 days, either Landlord or Tenant may elect to terminate the Lease by notice given to the other party.

8. Amendment of Paragraph 11. The last sentence of Paragraph 11 of the Lease is hereby amended to read as follows:

         In the event of a partial taking of the premises that does not result in a termination of this Lease, the monthly rental thereafter to be paid and Tenant's Percentage Share shall be equitably reduced on a square footage basis.

9. Amendment of Paragraph 12. Subparagraph 12(b)(3) of the Lease is hereby amended to read as follows:

         3. if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee is insufficient to fulfill such entity's obligations under the assignment or sublease, as applicable, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building or Project; provided, however, for one year following Tenant's request, Landlord shall not enter into a lease with any proposed assignee or sublessee which it rejects under this subparagraph 12(b)(3) unless such lease is for a lesser amount of square footage than the proposed assignee or sublessee would have leased from Tenant under the proposed assignment or subletting.

         Subparagraph 12(b)(4) of the Lease is hereby amended to read as follows:

         4. in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into a configuration that is not suitable for normal leasing purposes, or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises; or

         Subparagraph 12(d)(1) of the Lease is hereby deleted in its entirety.

         The first sentence of Paragraph 12(f) of the Lease is hereby amended to read as follows:

         In the case of an assignment, one half of all sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant and the cost of any real estate commissions, legal fees, advertising costs, tenant improvements specifically made for assignee and all other reasonable costs incurred with such assignment.

         Paragraph 12(g) of the Lease is hereby amended to read as follows:

         (g) In case of a subletting, one half of all sums or economic consideration received by Tenant as a result of such subletting shall be paid to landlord after first deducting (i) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, (ii) the cost of leasehold improvements made to the sublet portion of the premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of sublessee, which shall be amortized over the term of the sublease, and (iii) the cost of any real estate commissions incurred in connection with such subletting, and legal fees, advertising costs, and all other reasonable costs incurred in the assignment.

         A new subparagraph (j) is hereby added to the end of Paragraph 12 of the Lease, to read as follows:

         (j) Notwithstanding the foregoing, Tenant may assign the Lease or sublet any portion thereof, without Landlord's consent, to: (1) any corporation that controls, is controlled by, or is under common control with Tenant, (2) any corporation resulting from the merger or the consolidation of Tenant, or (3) any person or entity who acquires all of the assets of Tenant as a going concern of the business that is being conducted upon the premises, provided that the transferee assumes all of the obligations of Tenant under the Lease.

10. Amendment of Paragraph 13. Subparagraph 13(a)(1) of the Lease is hereby amended to read as follows:

         (1) a default by Tenant in the payment of any rent or other sum payable hereunder for a period of 10 days after written notice from Landlord that the same is due, provided that if Tenant has failed three or more times in any twelve-month period to pay any rent or other sum within 10 days after the due date, no written notice shall thereafter be applicable hereunder;

         Paragraph 13(a)(2) of the Lease is hereby amended to read as follows:

         (2) a material default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of 30 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 30 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation three or more times in any twelve-month period and notice of such default has been given by Landlord in each instance, no cure period shall thereafter be applicable hereunder;

11. Amendment of Paragraph 14. The following phrase is hereby added to the end of Paragraph 14 of the Lease, to read as follows:

         ; provided further that, if Landlord's default materially interferes with Tenant's use and enjoyment of the premises, Landlord shall commence performance within 5 days after receipt of notice from Tenant specifying the precise nature of Landlord's default and the manner in which it interferes with Tenant's use of the premises, and diligently prosecute the same to completion.

12. Amendment of Paragraph 16. Paragraph 16(b) of the Lease is hereby amended to read as follows:

         (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant, (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord,
         (ii) that to the best of Tenant's knowledge there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

13. Amendment of Paragraph 18. Paragraph 18 of the Lease is hereby amended to read as follows:

         18. Attorneys' Fees. In any action or proceeding which Landlord or Tenant brings to enforce its respective rights hereunder or to enforce any judgment granted in connection therewith, the unsuccessful party shall pay all costs incurred by the prevailing party (whether or not the action or proceeding is pursued to judgment), including reasonable attorneys' fees fixed by the court, and said costs and reasonable attorneys' fees fixed by the court, and said costs and reasonable attorneys' fees fixed by the court, and costs and attorneys' fees shall be a part of the judgment in said action.

14. Amendment of Paragraph 21. Paragraph 21(e) of the Lease is hereby amended to read as follows:

         (e) If Tenant remains in possession of the premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last month's rental during the term plus all other charges payable hereunder, and upon all of the terms hereof.

         The following language is hereby added to the end of Paragraph 21(g) of the Lease to read as follows:

         Notwithstanding anything contained herein to the contrary, Landlord shall not enter, and shall prevent its employees, agents and invitees from entering, those laboratory areas designated by Tenant from time to time as needing to be kept sterile or isolated, except in the case of an emergency or with the Tenant's specific consent, which consent shall be granted on not more than two days' notice.

         The following language is hereby added to the end of Paragraph 21(j) of the Lease to read as follows:

         Each individual executing this Lease on behalf of Landlord represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Landlord and that this Lease is binding on Landlord in accordance with its terms.

15. Renewal Rent Below Market. Landlord and Tenant acknowledge and agree that the Base Rent as set forth in this Lease reflects a below market rental rate as a result of Tenant exercising an option to extend the term of its previous lease on the premises, which option included previously negotiated terms and conditions.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to Marina Village Office Tech Lease as of the date of the Lease.

TENANT:                                LANDLORD:

INSITE VISION INCORPORATED,            ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation                 a California limited partnership

                                       By: Vintage Alameda Investments, LP, a
                                           California Limited partnership,
                                           Operating General Partner

                                       By: Vintage Properties - Alameda
                                           Commercial, a California corporation,
                                           Managing General Partner

By:    /s/ Michael D. Baer             By:  /s/ Joseph R. Seiger
   ----------------------------           ----------------------------

Title:   Vice President                Title:   President
      -------------------------              -------------------------

                                    EXHIBIT A                       Page 1 of 2

                           Outline of Leased Premises

                                  965 Atlantic






                            [architectural rendering]









                               BUILDING TOTAL

                               GROSS AREA:                        23,910   S.F.
                               CORE NON-RENTABLE:                      0   S.F.
                               CORE RENTABLE:                         96   S.F.
                               CORRIDORS:                              0   S.F.
                               USEABLE:                           23,814   S.F.
                               RENTABLE:                          23,910   S.F.

                               LOAD FACTOR:                        1.004




CORE-RENTABLE                                                     MARINA VILLAGE

CORE-NONRENTABLE                                             965 ATLANTIC AVENUE

CORRIDORS                                                          OFFICE TECH G

                                                                          BURNS/
                                                                          NETTLE

                                    EXHIBIT A                        Page 2 of 2



                           Outline of Leased Premises

                                 2020 Challenger






                            [architectural rendering]













                        BUILDING TOTAL

                        GROSS AREA:                        20,254   S.F.
                        CORE NON-RENTABLE:                      0   S.F.
                        CORE RENTABLE:                         94   S.F.
                        CORRIDORS:                              0   S.F.
                        USEABLE:                           20,160   S.F.
                        RENTABLE:                          20,254   S.F.

                        LOAD FACTOR:                       1.0046




CORE-RENTABLE                                                     MARINA VILLAGE

CORE-NONRENTABLE                                           2020 CHALLENGER DRIVE

CORRIDORS                                                   OFFICE TECH BLDG. H.
                                                                          BURNS/
                                                                          NETTLE